AZZ Inc. Strategy and Governance Update Fall 2021

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Safe Harbor Statement 2 Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including the statements regarding our strategic and financial initiatives. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially be adversely impacted by the ongoing COVID-19 pandemic. We could also experience fluctuations in prices and raw material cost, including zinc and natural gas used in the hot-dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition opportunities; currency exchange rates; adequacy of financing; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2021 and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

STRATEGY AND GOVERNANCE UPDATE PRESENTATION 3 Vision and Values GUIDING VALUES ■ We Value Our Dedicated Employees and their communities by fully training and equipping them, and providing a safe environment to grow ■ We Value Our Customers by reliably providing high- quality products and services with outstanding customer service ■ We Value Our Shareholders by striving to consistently provide solid returns Environmental, Social and Governance “ESG”  Formed Sustainability Council with Board oversight  Integrating Sustainability into our operations and Company culture  Continued Commitment to Employee Safety, Development and Diversity  Experienced Board from a range of relevant backgrounds  Released Initial ESG Report in FY 2022

STRATEGY AND GOVERNANCE UPDATE PRESENTATION $59 $77 $96 $84 FY18 FY19 FY20 FY21 $745 $856 $987 $819 FY18 FY19 FY20 FY21 4 56% 44% AZZ at a Glance (NYSE: AZZ) Headquarters Facilities Total Employees Note: Financials pro forma for divestitures of Galvabar, NLI and SMS and one-time expenses. See appendix for reconciliation to reported GAAP financials Pro Forma FY21 Sales ~3,900 $84 million By Pro Forma Sales ($ in millions) $819 million Pro Forma FY21 Adj. Operating Income >60 Ft. Worth, Texas Pro Forma Sales Contribution By Pro Forma Operating Income PF Adj. Operating Income Contribution Infrastructure SolutionsMetal Coatings Note: totals include corporate expenses ($ in millions) 86% 14%

STRATEGY AND GOVERNANCE UPDATE PRESENTATION 5 Our Current Portfolio Metal Coatings (PF FY21 Sales: $457 million) Infrastructure Solutions (PF FY21 Sales: $362 million) Galvanizing Surface Technologies Electrical Products Industrial Solutions ■ Protects, extends and enhances critical infrastructure ■ Powder coatings ■ Plating ■ Anodizing ■ Specialty weld overlay services for critical component maintenance & repair ■ Corrosion + cosmetic benefits ■ Highly automated Note: Financials pro forma for divestitures of Galvabar, NLI and SMS. See appendix for reconciliation to reported GAAP financials #1 in Hot-Dip Galvanizing of Fabricated Steel Diverse portfolio of Electrical and Industrial businesses Enclosure Systems Switchgear Medium Voltage BusHigh Voltage Bus Lighting SystemsTubular Products

STRATEGY AND GOVERNANCE UPDATE PRESENTATION 6 Strategic and Financial Initiatives to Enhance Shareholder Value Metal Coatings ■ #1 in hot-dip galvanizing ■ Strategic plant network with superior service ■ Highly attractive margins and returns ■ Pipeline of synergistic Metal Coatings acquisitions in North America ■ Resilient performance through COVID-19 uncertainty Infrastructure Solutions Capital Allocation ■ More severely impacted by COVID-19 ■ Drive cost and margin improvement ■ Exit of low performing and low value creation businesses underway ■ Maintaining competitive position to maximize value in post COVID-19 recovery ■ Evaluating opportunities to accelerate becoming a focused Coatings company ■ Deploy balance sheet targeting a net leverage ratio of 2.5x ■ Board authorized $100M share repurchase program – 1.2 million shares - $48.3 million purchased FY21 ■ Continued prioritization of coatings acquisitions ■ Grow dividend over time ■ Subject to macro environment Focus on Driving Profitable Growth Completing Comprehensive Review Increased Returns to Shareholders ■ Appointed CFO with deep accounting, controls and compliance experience ■ Appointed SVP of Investor Relations to enhance investor communication ■ Filled Segment Chief Operating Officer roles with internal promotions in FY2021 Strengthened Management Team

STRATEGY AND GOVERNANCE UPDATE PRESENTATION 7 Targeting Increased Capital Return to Shareholders ■ Board authorized $100M share repurchase program ■ Continued prioritization of coatings acquisitions ■ Deploy balance sheet to target a net leverage ratio of 2.5x ■ Subject to macro environment Capital Expenditures Acquisitions Share Repurchases Dividends ■ New coatings business and product lines ■ Systems and technology ■ Safety, Health and Environmental ■ North American coatings focus ■ Strategic fit ■ Accretive within the first year ■ Over 416,000 outstanding shares repurchased in Fiscal Year 2022 ($21.2 million) ■ Grow dividend over time G ro w th S h a re h o ld e r R e tu rn

STRATEGY AND GOVERNANCE UPDATE PRESENTATION 8 Corporate Governance Board Independence ■ Independent Board (8 of 9 directors) ■ Independent Board Chair ■ All Board Committees comprised of independent directors ■ Regular executive sessions of independent directors Board Practices Board Accountability ■ Annual Board and committee self-evaluations ■ Ongoing commitment to Board refreshment and diversity ■ Strategic planning and risk oversight by full Board and committees ■ Corporate ESG practices and policies oversight by Nominating and Corporate Governance Committee ■ Orientation program for new directors and continuing education for all directors ■ Annual election of all directors ■ Majority voting for directors ■ Shareholders have the right to call a special meeting (15%) ■ Shareholder engagement program with feedback incorporated into Board deliberations ■ Mandatory retirement at 75 years of age Stock Ownership / Compensation ■ Robust stock ownership guidelines for directors and executive officers ■ No hedging or pledging of Company securities ■ Implemented a Compensation Recovery Policy Our Board believes that strong corporate governance is a prerequisite to the continued success of the Company

STRATEGY AND GOVERNANCE UPDATE PRESENTATION 9 Our Board of Directors Daniel Feehan Chairman, FirstCash ■ Brings significant executive leadership experience with financial reporting, business controls, accounting and strategic planning expertise ■ Former Chairman & CEO at Cash America Experienced leaders from a range of relevant backgrounds ■ Brings considerable global business and leadership experience with industry, strategic planning, growth and acquisition expertise ■ Former Interim CEO at FlexSteel Pipeline Technologies ■ Brings executive leadership experience with corporate governance, executive compensation, accounting and financial expertise ■ Former CEO at AmeriCredit Corp ■ Brings extensive experience in leading refining production companies and retail business operations ■ Former Executive Vice President of Refining and Marketing Operations at Frontier Oil Corporation ■ Brings expertise in global business operations, industrial manufacturing, M&A and legal matters in addition to public Board experience in the steel and coatings industries ■ Former Corporate Officer at Carpenter Technology Corporation ■ Brings executive leadership experience with operations, corporate governance, external affairs, regulatory, M&A, talent development and executive compensation expertise ■ Former Executive Vice President at AEP Utilities ■ Brings executive leadership experience with global manufacturing, distribution, supply chain, digital technology and acquisition integration expertise ■ Former VP of Manufacturing and Pharmaceutical Operations, Alcon Laboratories ■ Brings experience in analyzing corporate strategy and investment decisions across multiple industries with financial analytics expertise ■ Former Senior Analyst at Roulston Research Thomas Ferguson President & CEO, AZZ Daniel Berce President & CEO, General Motors Financial Company Paul Eisman Former President & CEO, Alon USA Energy Carol Jackson President, CEO & Chairman, HarbisonWalker International Venita McCellon-Allen Former President & COO, Southwestern Electric Power Company Ed McGough SVP of Global Manufacturing & Technical Operations, Alcon Laboratories Steven Purvis Principal, Luther King Capital Management Independent Chairman ■ Brings executive leadership experience with strategic M&A, global manufacturing, business development, process improvement, financial and transformational growth expertise ■ Former President of Global Chlorinated Organics at Olin and President of Global Chlorinated Organics at Dow Chemical Clive Grannum President of Performance Alloys & Composites, Materion Corporation

STRATEGY AND GOVERNANCE UPDATE PRESENTATION 10 Board Composition We have thoughtfully constructed our Board to advance our strategy Summary of Director Experience, Qualifications, Attributes and Skills Feehan Ferguson Berce Eisman Grannum Jackson McCellon- Allen McGough Purvis CEO / Senior Executive Leadership Experience ● ● ● ● ● ● ● ● ● Financial Expertise ● ● ● ● ● ● Manufacturing and Distribution Expertise ● ● ● ● ● ● Technological Expertise ● ● Energy Industry Expertise ● ● ● International Experience ● ● ● ● ● ● Strategic Planning and Oversight ● ● ● ● ● ● ● ● Corporate Governance ● ● ● ● ● ● ● ● ● Mergers and Acquisitions ● ● ● ● ● ● ● ● ● Digital Technology ● ● ●

STRATEGY AND GOVERNANCE UPDATE PRESENTATION 2 Directors 6 - 9 Years 2 Directors Less Than 1 Year 2 Directors Greater Than 10 Years 3 Directors 51 - 60 Years Old 11 Board Commitment to Diversity Diversity of Age We believe that diversity helps to create a high functioning Board Diversity of Tenure Gender / Racial / Ethnic Diversity 61 Years Old Average Age Of Directors 1 Director 45 - 50 Years Old 2 Directors 66 - 70 Years Old 3 Directors 61 - 65 Years Old 3 Directors 1 - 5 Years Note: Data sourced from 2021 Proxy Statement 33% Women and/or Racially / Ethnically Diverse Directors 8 Years Average Tenure of Directors

STRATEGY AND GOVERNANCE UPDATE PRESENTATION 12 Our Board’s Evaluation and Refreshment Process Process Overview Commitment to regular refreshment to evolve our Board in line with our strategy Key Selection Criteria ■ Relevant industry knowledge and diversity of background and experience ■ Practical wisdom and mature judgment ■ Personal and professional demonstration of ethics, integrity and professionalism ■ Willingness to represent the best interests of shareholders and objectively appraise management’s performance Key Desired Skills Financial and Accounting Expertise CEO, CFO or Other Executive Level Experience Mergers and Acquisitions Experience Corporate Governance Experience International Experience General Domestic and Global Knowledge of the Electrical and Industrial Products Industry, Metal Coatings Services or the Highly Engineered Welding Services Industry Strategic Planning and Oversight Expertise ■ Robust Board evaluation and succession planning process in place ■ Regularly evaluate mix of Board attributes, skills and experiences in the context of our strategy and evolving industry and business trends ■ Focus on director candidates who possess a multitude of skills, professional experiences and backgrounds aligned with our strategy ■ Prioritization of diverse backgrounds and perspectives Our Process in Action 5 Independent Directors Added in the Last Five Years Paul Eisman Former President & CEO, Alon USA Energy Clive Grannum President of Performance Alloys & Composites, Materion Corporation Carol Jackson President, CEO & Chairman, HarbisonWalker International Ed McGough SVP of Global Manufacturing & Technical Operations, Alcon Laboratories Venita McCellon-Allen Former President & COO, Southwestern Electric Power Company

STRATEGY AND GOVERNANCE UPDATE PRESENTATION 13 Board Committees and Risk Oversight Our approach to committee composition and responsibilities ■ Our Board has overall responsibility for the effective oversight of risk, whether financial, operational or strategic ■ The Board has delegated responsibility for oversight of certain risks to its committees who regularly meet and report to the full Board ■ The Board also weighs additional risks when considering specific actions proposed by management Berce (C), Eisman, Grannum, McCellon-Allen, Purvis Audit Committee ■ Oversees robust internal processes and controls for identifying and managing risk, including comprehensive internal and external audit processes ■ Oversees the integrity of the financial statements and the independent auditor's qualifications and independence Compensation Committee ■ Oversees risks relating to the Company’s compensation philosophy and programs and any impact it may have on management risk taking ■ Monitors risks relating to management and organizational structure, as well as succession planning of executive officers and other key leadership personnel Nominating and Corporate Governance Committee ■ Oversees Board and Committee composition, Board compensation and the Company’s corporate governance principles and practices ■ Provides oversight of AZZ's environmental, social and governance policies and sustainability practices Risk Oversight by Executive Management ■ Management focusing on the day-to-day responsibility and management of risks, in the following select areas: McGough (C), Berce, Feehan, Grannum, Jackson, McCellon-Allen Feehan (C), Eisman, Jackson, McGough, Purvis OperationsGovernance Sustainability Cybersecurity Litigation Implementing Strategic Growth Initiatives Integrating Acquisitions Financial Reporting Public Disclosure Compliance Programs

STRATEGY AND GOVERNANCE UPDATE PRESENTATION 14 Shareholder Engagement Maintaining an active dialogue with our shareholders is important to our commitment to deliver sustainable, long-term value Process Overview FY 2021 Engagement Activities Our Chair and members of our executive management team regularly engage with shareholders on various topics and carefully consider the feedback we receive to take action when appropriate We have increased our shareholder engagement communications, enhanced the Company’s strategic content, and built stronger relationships with the investor community through our senior vice president of marketing, communications and investor relations The feedback we receive from our shareholders provides our Board and management with insights into the scope of topics important to our shareholders Key Engagement Topics Discussed with Shareholders Board Composition, Refreshment and Diversity Board Oversight of Corporate Strategy and Risk Management Environmental and Social Issues ESG Disclosure and Reporting Human Capital Management Shareholder Engagement and Activism

STRATEGY AND GOVERNANCE UPDATE PRESENTATION 15 Prioritizing Corporate Responsibility and Sustainability Approach to Sustainability Committed to growing our business in a sustainable and socially responsible manner ■ Our sustainability framework is integrated into our overall business strategy through our focus areas of environmental stewardship, social responsibility and corporate governance ■ We strive to improve the efficiency of our operations, including increasing energy and resource efficiency, lowering greenhouse gas emissions, reducing water consumption, conserving natural resources and offering products and services with superior sustainability attributes that meet or exceed our customer’s needs ESG Oversight Structure Board of Directors Nominating and Corporate Governance Committee CLO Sustainability Council Governance Topics Environmental & Social Topics Key Stakeholders Customers Employees Suppliers Communications Shareholders ■ We strive to provide high quality products and services to our customers while maintaining compliance with environmental requirements and using raw materials in an environmentally conscious and sustainable manner Corporate GovernanceSocial ResponsibilityEnvironmental Stewardship Sustainability Framework Focus Areas ■ We believe that investing in our people, our communities and our business sustainably will drive long-term value for AZZ and its shareholders ■ The Nominating and Corporate Governance Committee provides Board-level oversight to the Sustainability Council and AZZ’s ESG policies and sustainability practices

STRATEGY AND GOVERNANCE UPDATE PRESENTATION 16 Recent ESG Highlights Over the last 18 months, we have made progress on a number of fronts related to our ESG practices  Enhanced our environmental, social and governance policies and practices  Formed a council, led by the Company’s Chief Legal Officer, with members of the Council selected based on their knowledge of sustainability issues and cross-functional expertise in AZZ’s business  Disclosed our ESG and sustainability principles within a newly created ESG section located on AZZ’s website  Amended our Nominating and Corporate Governance Committee Charter for the committee to provide oversite of the Company’s ESG policies and sustainability practices  Amended our Code of Conduct and Corporate Governance Guidelines and adopted a Human Rights Policy, an Environmental Health and Safety Policy and a Vendor Code of Business Conduct to reflect the Company’s commitment to sustainability, diversity, equity and inclusion  Aligned our ESG reporting with the GRI and SASB frameworks to enhance transparency for our stakeholders Please refer to our website to view our new 2021 Environmental, Social, Responsibility and Governance Report

STRATEGY AND GOVERNANCE UPDATE PRESENTATION 17 Environmental Stewardship Committed to managing our business is an environmentally responsible manner and prioritizing health and safety Meet or exceed all applicable environment, health and safety (“EHS”) regulations and company standards and continuously monitor and document our progress Environmental, Health and Safety Goals Continuously improve on our environmental performance by monitoring our progress against stated environment, health and safety and sustainability targets to promote energy efficiency and to protect and sustain the environment Train and equip our employees to identify and mitigate any hazards associated with their job; our management teams oversee the implementation of training programs for operational safety and hazard reduction and regularly communicate EHS results to our employees Reduce our environmental impact by minimizing pollution, energy usage and recycling materials where feasible Closely monitor our chemical consumption and waste generation in order to efficiently utilize raw materials and minimize non-product outputs Focus on sourcing environmental solutions that will decrease AZZ's footprint Contribute to the development and administration of technically and economically sound environmental standards and compliance procedures through seeking input from professional trade groups, regulatory agencies, citizens' organizations and our stakeholders Communicate our EHS and sustainability progress to our stakeholders Our Board and management continue to oversee our EHS practices and guide our strategy as we progress our goals and initiatives

STRATEGY AND GOVERNANCE UPDATE PRESENTATION 18 Commitment to Human Capital Management Our Culture Our employees are our greatest asset – our success is dependent on the expertise of our people ■ AZZ understands the importance of employees who feel valued and united through shared beliefs and guiding principles ■ Our values shape our corporate culture, attract amazing people and help them live and work their best ■ At AZZ, our employees’ well-being is an important aspect of the company and we offer Market Place Chaplains and Employee Assistance Programs to all employees ■ We take pride in offering incentives that recognize their efforts and programs to help improve quality of life ■ Established AZZ Cares Foundation to provide assistance to our employees and their families when an emergency, disaster or personal hardship occurs ■ AZZ Alertline is available 24/7 in six languages to address any concerns and increase accountability We are a diverse, collaborative and service-minded organization that operates in a culture of: Trust, Respect, Accountability, Integrity, Teamwork and Safety ■ We strive to: ► Incorporate continuous improvement in the health and safety of our facilities by establishing and monitoring our progress against our EHS and sustainability targets ► Train and equip our employees to identify and mitigate hazards associated with their job ► Our management teams oversee the implementation of training programs for operational safety and hazard reduction and regularly communicate EHS results to our employees Our Commitment to Health and Safety Our Commitment to Diversity and Inclusion ■ Approximately 46% of our employees are diverse, as reported to the Equal Employment Opportunity Commission on an annual basis ■ We embrace the diversity of our employees, customers, vendors, suppliers, stakeholders and consumers, including their unique backgrounds, experiences, creative solutions, skills and talents ■ We seek to continuously improve our hiring, development, advancement and retention of a diverse talent pool and increase our overall diversity representation

STRATEGY AND GOVERNANCE UPDATE PRESENTATION 19 Executive Compensation Philosophy and Design Compensation Aligned with Value Creation FY 2021 Target Pay MixIncentives Aligned with Strategic Plan Base Salary 23% Short-Term Incentive 24% Long-Term Incentive 53% Base Salary 42% Long-Term Incentive 36% CEO Other NEOs (Average) Total Pay At-Risk 77% Total Pay At-Risk 58% Short-Term Incentive 22% 1. Cash flow from operations minus capital expenditures Profitability Cash Generation Shareholder Value Creation • 70% of our CEO’s annual incentive cash award is based on performance against target diluted EPS • 30% of our CEO’s annual incentive cash award is based on performance against target FY 2021 Cash Flow1 • PSUs (50%) based on Adjusted ROA at the end of a three-year performance cycle relative to our industry peer group and a potential relative TSR modifier over that same time period • RSU’s (50%) have a 3-year vesting period

STRATEGY AND GOVERNANCE UPDATE PRESENTATION 20 Our Path to Delivering Long-Term Shareholder Value Experienced Board is Advising on Strategy, Overseeing Risk and Supporting Long Term Value Creation Completing Comprehensive Review in Infrastructure Solutions Focusing on Driving Profitable Growth in Metal Coatings Targeting Increased Capital Returns to Shareholders Integrating Human Capital, Diversity and Environmental Initiatives into our Operations and Culture Ensuring Shareholder Engagement is Incorporated into the Alignment of our ESG Programs with our Strategic Goals

Appendix and Additional Information

STRATEGY AND GOVERNANCE UPDATE PRESENTATION 21 Reconciliation of Segment Financials Fiscal Year 2017 Segment $(millions) As Reported (a) Adjustment As Adjusted Sales 863.5 (99.9) 763.6 Metal Coatings 375.5 (0.2) (1) 375.4 Infrastructure Solutions 488.0 (99.7) (2) 388.3 Operating Profit 98.9 (8.7) 90.2 Metal Coatings 79.0 1.1 (1) 80.2 Infrastructure Solutions 52.6 (9.8) (2) 42.7 Corporate Expenses (32.7) - (32.7) Fiscal Year 2018 Segment $(millions) As Reported (a) Adjustment As Adjusted ` Sales 810.4 (65.9) 744.5 Metal Coatings 389.4 (0.1) (1) 389.3 Infrastructure Solutions 421.0 (65.9) (2) 355.2 Operating Profit 48.2 10.3 58.5 Metal Coatings 84.3 1.7 (1) 86.1 Infrastructure Solutions (1.8) 8.5 (3) 6.8 Corporate Expenses (34.3) - (34.3) (a) – Reported in conformity with US GAAP (1) – Reflects impact of Galvabar divestiture (closed in Jul. 2020) (2) – Reflects impact of NLI and SMS divestitures (closed in Feb. 2020 and Oct. 2020, respectively) (a) – Reported in conformity with US GAAP (1) – Reflects impact of Galvabar divestiture (closed in Jul. 2020) (2) – Reflects impact of NLI and SMS divestitures (closed in Feb. 2020 and Oct. 2020, respectively) and a $3.8M one-time adjustment in the electrical business (3) – Reflects ($5.4M) impact of NLI and SMS divestitures and add back of $5.3M non- recurring expenses in electrical business and $8.6M in industrial business

STRATEGY AND GOVERNANCE UPDATE PRESENTATION 22 Reconciliation of Segment Financials (Cont’d) Fiscal Year 2019 Segment $(millions) As Reported (a) Adjustment As Adjusted Sales 927.1 (71.3) 855.8 Metal Coatings 440.3 (0.7) (1) 439.5 Infrastructure Solutions 486.8 (70.6) (2) 416.2 Operating Profit 77.0 0.5 77.4 Metal Coatings 83.6 2.4 (1) 86.0 Infrastructure Solutions 31.3 (1.9) (2) 29.4 Corporate Expenses (38.0) - (38.0) Fiscal Year 2020 Segment $(millions) As Reported (a) Adjustment As Adjusted Sales 1,061.8 (74.9) 986.9 Metal Coatings 499.0 (2.8) (1) 496.1 Infrastructure Solutions 562.8 (72.1) (2) 490.7 Operating Profit 79.3 16.4 95.8 Metal Coatings 107.9 2.7 (1) 110.6 Infrastructure Solutions 32.8 (4.9) (2) 28.0 Corporate Expenses (42.8) - (42.8) Loss of Disposal of Business (18.6) 18.6 (3) - (a) – Reported in conformity with US GAAP (1) – Reflects impact of Galvabar divestiture (closed in Jul. 2020) (2) – Reflects impact of NLI and SMS divestitures (closed in Feb. 2020 and Oct. 2020, respectively) (a) – Reported in conformity with US GAAP (1) – Reflects impact of Galvabar divestiture (closed in Jul. 2020) (2) – Reflects impact of NLI and SMS divestitures (closed in Feb. 2020 and Oct. 2020, respectively) (3) – Reflects add back related to loss on sale of NLI

STRATEGY AND GOVERNANCE UPDATE PRESENTATION 23 Reconciliation of Segment Financials (Cont’d) (a) – Reported in conformity with US GAAP (1) – Reflects impact of Galvabar divestiture (closed in Jul. 2020) and related restructuring and impairment charges (2) – Reflects impact of NLI and SMS divestitures (closed in Feb. 2020 and Oct. 2020, respectively) and related restructuring and impairment charges Fiscal Year 2021 Segment $(millions) As Reported (a) Adjustment As Adjusted Sales 838.9 (19.8) 819.1 Metal Coatings 457.8 (0.9) (1) 456.9 Infrastructure Solutions 381.1 (18.9) (2) 362.2 Operating Profit 61.6 22.5 84.1 Metal Coatings 95.9 11.6 (1) 107.5 Infrastructure Solutions 6.5 10.9 (2) 17.4 Corporate Expenses (40.8) - (40.8)

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